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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 18, 2006

                            HUB INTERNATIONAL LIMITED
             (Exact name of Registrant as specified in its charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

         1-31310                                        36-4412416
(Commission File Number)                 (I.R.S. Employer Identification Number)

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               55 EAST JACKSON BOULEVARD, CHICAGO, ILLINOIS 60604
                                 (877) 402-6601
                   (Address of principal executive offices and
                     telephone number, including area code)

                                       N/A
          (Former name or former Address, if changed since last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 18, 2006, Hub International Limited entered into an Underwriting Agreement (the "Agreement") with a syndicate of underwriters in connection with Hub's offering of common shares pursuant to its Registration Statement on Form S-3 (File Number 333-133014). Pursuant to the Agreement, Hub agreed to sell 4,000,000 common shares at a price to the public of $26.25 per share. Hub also granted the underwriters a 30-day option to purchase up to 600,000 additional common shares to cover over-allotments, if any. Underwriting discounts and commissions payable by Hub in connection with the offering are $4,720,000, assuming the underwriters do not exercise their over-allotment option. Closing of the offering is subject to customary conditions and is expected to occur on May 24, 2006. A copy of the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE

     On May 19, 2006, Hub International Limited issued a press release announcing that it had agreed to sell 4,000,000 common shares at a price to the public of $26.25 per share. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

     The foregoing information, including the information contained in the press release attached as Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99.1 contains the Agreement entered into among Hub International Limited and a syndicate of underwriters referred to in Item 1.01.

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                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------
  99.1    Underwriting Agreement, dated as of May 18, 2006, among Hub International Limited and Stephens, Inc.,
          Wachovia Capital Markets, LLC, Cochran Caronia Waller Securities LLC, Ferris, Baker Watts, Incorporated and Keefe,
          Bruyette & Woods, Inc.
  99.2    Press Release.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2006

                                        HUB INTERNATIONAL LIMITED


                                    By:    /s/ Marianne Paine
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                                    Name:  Marianne Paine
                                           ------------------------------------
                                    Title: Chief Legal Officer
                                           ------------------------------------